UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2020

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition.

The information contained under Item 7.01 in this Current Report on Form 8-K (this “Report”) is incorporated herein by reference to the extent applicable under Item 2.02. The information contained under Item 7.01 in this Report, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On July 17, 2020, PDL BioPharma, Inc. announced that LENSAR, Inc. (“LENSAR”), a majority owned subsidiary of the Company, has confidentially submitted a registration statement on Form 10 to the Securities and Exchange Commission (the “SEC”) relating to a potential spin-off of LENSAR as a stand-alone company (the “Spin-Off”).

The possibility of completing the Spin-Off, as well as the timing of any such Spin-Off, is subject to various factors, including market conditions and the completion of the SEC’s review process. There can be no assurance that the Company will proceed with such Spin-Off.

Additionally, LENSAR has prepared a slide presentation regarding its business that it may use from time to time in meetings with investors. A copy of this presentation is being furnished as Exhibit 99.1 to this report and will be posted on the Company’s website, www.pdl.com, which may be updated from time to time. This presentation is not associated with any offering of securities.

The information contained under Item 7.01 in this Report, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Description
99.1	LENSAR Management Presentation

Cautionary Statements

This filing and its exhibits include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including as it relates to the Company’s potential spin-off of LENSAR and plan of liquidation. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company’s assets and business, including the implementation or success of the Company’s monetization strategy/plan of complete liquidation, are disclosed in the risk factors contained in the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission on March 11, 2020 and May 11, 2020, respectively, and subsequent filings. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: July 17, 2020

Exhibit Index

Exhibit No.	Description
99.1	LENSAR Management Presentation